Federated Hermes Muni and Stock Advantage Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (TICKER FMUAX)
CLASS C SHARES (TICKER FMUCX)
CLASS F SHARES (TICKER FMUFX)
INSTITUTIONAL SHARES (TICKER FMUIX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JANUARY 31, 2025
Effective June, 2025, Damian M. McIntyre, CFA, FRM and CAIA, Portfolio Manager, has been added to the Fund’s portfolio management team.
Under the section entitled “Fund Summary Information,” in the sub-section entitled “Fund Management,” please add the following:
“Damian M. McIntyre, CFA, FRM and CAIA, Portfolio Manager, has been the Fund’s portfolio manager since June of 2025.”
June 23, 2025

Federated Hermes Muni and Stock Advantage Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457038 (6/25)
© 2025 Federated Hermes, Inc.